UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 1, 2008

HECKMANN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75080 Frank Sinatra Drive, Palm Desert, CA 92211

(Address of Principal Executive Offices) (Zip Code)

(760) 341-3606

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

The Company consummated its merger with business combination target China Water and Drinks, Inc., (“China Water”) on October 30, 2008. GHP Horwath P.C. served as China Water’s registered independent public accounting firm prior to the merger and the Company has decided to extend that relationship by engaging GHP Horwath P.C. as the principal accountant for the combined company. Effective December 1, 2008, the Audit Committee of the Company’s Board of Directors engaged GHP Horwath P.C. an independent public accounting firm registered with the Public Company Accounting Oversight Board, as our principal auditor. Accordingly, we dismissed Ernst & Young LLP as our independent registered public accounting firm effective December 1, 2008. There are no disagreements or conflicts between Ernst & Young LLP and the Company. Rather, the Company decided to engage GHP Horwath P.C. because of the firm’s experience with auditing the financial statements of China Water.

During the period May 29, 2007 (inception) through December 31, 2007, and the subsequent interim period through December 1, 2008 (date of dismissal), there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, LLP would have caused Ernst & Young LLP to make a reference to the subject matter of the disagreements in connection with its report on the Company’s consolidated financial statements for any such periods. The report of Ernst & Young LLP regarding our financial statements for the period May 29, 2007 (inception) through December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

The Company was incorporated May 29, 2007. During the period May 29, 2007 (inception) through December 31, 2007 and the subsequent interim period through December 1, 2008 (date of dismissal), there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

Ernst & Young LLP has furnished the Company with a letter addressed to the Securities and Exchange Commission regarding the above statements, which letter is attached hereto as Exhibit 16.

During the period May 29, 2007 (inception) through December 31, 2007 and the period from the end of the most recently completed fiscal year through December 1, 2008, GHP Horwath, P.C. did not provide the Company with consultation regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

Item 9.01(d). Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

16	Letter from Ernst & Young LLP regarding change in certifying accountant.**

**	Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2008

HECKMANN CORPORATION

By:	/s/ Richard J. Heckmann
Name:	Richard J. Heckmann
Title:	Chief Executive Officer